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                                                                Exhibit 10.22
                                                                Execution Copy


                        INVENTORY PURCHASE AGREEMENT


              This INVENTORY PURCHASE AGREEMENT (this "Agreement"), dated as of December 14, 2004, is entered into by and between Niples del Norte S.A. de C.V., a Mexican sociedad anonima de capital variable (the "Seller"), and Mueller de Mexico S.A. de C.V., a Mexican sociedad anonima de capital variable (the "Buyer").

                              R E C I T A L S :

              WHEREAS, the Seller desires to sell to the Buyer and the Buyer desires to purchase from the Seller certain inventory upon the terms and conditions set forth herein.

              NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements herein contained, the Buyer and the Seller hereby agree as follows:

              SECTION 1. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement, dated as of the date hereof, by and among Mueller Comercial de Mexico, S. de R.L. de C.V. and the other parties thereto.

              SECTION 2. Sale of Inventory. Subject to the terms and conditions set forth in this Agreement and in reliance upon the Seller's representations and warranties set forth below, on the date hereof, the Seller shall sell to the Buyer, and the Buyer shall purchase from the Seller, all the raw material, work-in-process and finished goods inventory described on Exhibit A (the "Inventory"), for eleven million one hundred sixty one thousand one hundred thirty dollars ($11,161,130), plus applicable Mexican Value Added Tax (the "Purchase Price"). Payment of the Purchase Price by the Buyer to the Seller shall be made on the date hereof in cash by wire transfer of immediately available funds to such account as the Seller shall specify. The Seller hereby assigns to the Buyer all rights (including litigation rights) which it may have in connection with or related to the Inventory.

              SECTION 3. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Buyer as follows:

              (a) Corporate Organization. The Seller is a corporation duly organized, validly existing and in good standing under the laws of Mexico and has all requisite corporate power and authority to own its properties and assets and to conduct its businesses as now conducted.








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              (b) Authorization and Validity of Agreement.  The Seller has
the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the performance by the Seller of its obligations hereunder have been duly authorized by all necessary corporate action of the Seller and no other corporate proceedings on the part of the Seller are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed and delivered by the Seller and constitutes the Seller's valid and binding obligation, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights or by general principles of equity.

              (c) No Conflict or Violation. The execution, delivery and performance by the Seller of this Agreement do not and will not violate or conflict with any provision of the Certificate of Incorporation or By-laws (or equivalent documents) of the Seller, and do not and will not violate any provision of law, or any order, judgment or decree of any court or Governmental Entity, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Seller is a party or by which it is bound or by which any of its properties or assets is subject.

              (d) Consents and Approvals. Schedule 3(d) sets forth a true and complete list of each consent, waiver, authorization or approval of any Governmental Entity, or of any other Person, and each declaration to or filing or registration with any such Governmental Entity, that is required in connection with the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations hereunder. All such consents, waivers, authorizations and approvals have been obtained and all such declarations and filings have been made.

              (e) Ownership by the Seller. The Inventory constitutes all of the raw material, work-in-process or finished goods inventory owned by the Seller or any of its subsidiaries. The Seller has good and marketable title to the Inventory it is selling pursuant to this Agreement, free and clear of any Lien. Except as set forth in Schedule 3(e), (i) all the Inventory is of good and merchantable quality, free from defects and can be sold at customary margins in the ordinary course of business, (ii) none of the Inventory is obsolete, slow moving, damaged or consists of goods returned or rejected by the Seller's customers. For purposes of this Agreement, "slow moving" Inventory shall mean any items of Inventory for which the Seller has more than four months supply in the preceding twelve months.

              (f) Location of Inventory. None of the Inventory is stored with a bailee, warehouseman or similar party and all the Inventory is located at the locations identified on Schedule 3(f).








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              (g) Litigation.  Except as set forth on Schedule 3(g), there are no claims, actions, suits, proceedings, labor disputes or investigations pending, or, to the best knowledge of the Seller, threatened before any national, state, or local court or Governmental Entity, or before any arbitrator of any nature brought by or against the Seller or any of its officers, directors, employees, agents or Affiliates involving, affecting or relating to the Seller, its assets, properties or rights or the transactions contemplated by this Agreement, nor is any basis known to the Seller for any such action, suit, proceeding or investigation. Schedule 3(g) sets forth a list and a summary description of all such pending actions, suits, proceedings, disputes or investigations.

              SECTION 4. Representations and Warranties of the Buyer. The Buyer hereby represents and warrants to the Seller as follows:

              (a) Corporate Organization. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of Mexico and has all requisite power and authority to own its properties and assets and to conduct its businesses as now conducted.

              (b) Authorization and Validity of Agreement. The Buyer has all requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by the Buyer and the performance by the Buyer of its obligations hereunder have been duly authorized by all necessary corporate action by the Board of Directors of the Buyer and no other corporate proceedings on the part of the Buyer are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed and delivered by the Buyer and constitutes the Buyer's valid and binding obligation, enforceable against the Buyer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights or by general principals of equity.

              (c) No Conflict or Violation. The execution, delivery and performance by the Buyer of this Agreement do not and will not violate or conflict with any provision of the Certificate of Incorporation or By-laws of the Buyer, and do not and will not violate any provision of law, or any order, judgment or decree of any court or Governmental Entity, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Buyer is a party or by which it is bound or by which any of its properties or assets is subject.

              SECTION 5. Covenants of the Parties. Each party covenants and agrees that it will do, execute and deliver, will cause to be done, executed and delivered, all such further acts, transfers, assignments, conveyances, and assurances requested by the other party, from time to time, for the better assuring, conveying and confirming unto the Buyer of the entire right, title and interest of the Seller in the Inventory purchased hereunder.





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              SECTION 6.  Miscellaneous.

              (a) Governing Law; Jurisdiction.

                  (i) This Agreement shall be construed in accordance with and governed by the laws of the State of New York, provided, however, that, in connection with any legal action or proceeding (other than an action to enforce a judgment obtained in another jurisdiction) brought in respect to this Agreement in the courts of Mexico or any political subdivision thereof, this Agreement shall be deemed to be an instrument made under the laws of Mexico and for such purposes shall be governed by, and construed in accordance with, the laws of the Federal District of Mexico.

                  (ii) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each party hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions (including Mexico) by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Buyer may otherwise have to bring any action or proceeding relating to this Agreement against the Seller or its properties in the courts of any jurisdiction.

                  (iii) Without limiting the provisions of paragraph (ii) of this Section 6(a), each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the competent courts of Mexico City, Federal District, Mexico, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each party hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such courts. Each party hereto hereby waives any rights to a specific jurisdiction it may have by virtue of its present or any future domicile, or otherwise.

                  (iv) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph
(ii) or (iii) of this Section 6(a). Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.



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                  (v) Each party hereby agrees that service of all writs,
process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon CT Corporation System, presently located at 111 Eighth Avenue, New York, New York 10011,
U.S.A. (the "Process Agent"), and each party hereby confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent and true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, process and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to such party shall not impair or affect the validity of such service or of any judgment based thereon. Each party to this Agreement further irrevocably consents to service of process in the manner provided for written notices in
Section 6(c). Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

              (b) Paragraph and Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

              (c) Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given; (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission; (iii) on the second Business Day after delivery to Federal Express or similar overnight courier; or (iv) on the day of receipt, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

      If to the Seller:
                                       Leon Dachner Cirano
                                       5411 McPherson Rd.
                                       PMB 269
                                       Laredo, TX 78041
                                       Telecopy: (888) 625-5403
      Copy to:
                                       Thompson & Knight LLP
                                       1700 Pacific Avenue, Suite 3300
                                       Dallas, TX  75201
                                       Attn:  Michael C. Titens, Esq.
                                       Telecopy: (214) 880-3159

                                       and

                                       Deloitte Galaz, Yamazaki
                                       Ruiz Urquiza, S.C.
                                       Lazaro Cardenas 2321 Pte., PB
                                       Residencial San Agustin
                                       66260 Garza Garcia, N.L.
                                       Mexico
                                       Attn: Horacio Algaba
                                       Telecopy: 52 (81) 8133 7383

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      If to the Buyer:

                                       Mueller de Mexico, S.A. de C.V.
                                       c/o Mueller Industries, Inc.
                                       8285 Tournament Drive, Suite 150
                                       Memphis, TN 38125
                                       Attn:  General Counsel
                                       Telecopy: (901) 753-3251

      Copy to:

                                       Willkie Farr & Gallagher LLP
                                       787 Seventh Avenue
                                       New York, New York  10019
                                       Attn:  Neil Novikoff, Esq.
                                       Telecopy: (212) 728-8111

     Any party may change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above.

              (d) Expenses. Each party shall pay its own fees and expenses incurred in connection with the transactions contemplated hereby.

              (e) Successors and Assigns. Except as otherwise provided in this Agreement, no party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

              (f) Entire Agreement. This Agreement and the other Transaction Documents contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such transactions. Any exhibit or schedule hereto and any documents and instruments delivered pursuant to any provision hereof are expressly made a part of this Agreement as fully as though completely set forth herein.

              (g) Amendments; Waivers. This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by either party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as a further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.






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              (h) Severability.  In the event that any part of this
Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

              (i) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.


                                       NIPLES DEL NORTE S.A. DE C.V.
                                       By:/s/Abraham Attias
                                       Name: Abraham Attias
                                       Title:

                                       MUELLER DE MEXICO S.A. DE C.V.
                                       By:/s/Robert Fleeman
                                       Name: Robert Fleeman
                                       Title: President





































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